UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST
 (Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 697-6666

Date of fiscal year end:  12/31/14

Date of reporting period:  12/31/14

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2014

AQUILA FUNDS TRUST

February, 2015

Dear Fellow Shareholder:

     Volatility remained elevated throughout the fourth quarter in both the high yield and equity markets. High yield bond spreads and the equity market volatility index spiked to levels not experienced in several years due to fears of an Ebola epidemic in October, 2014 and concerns about energy and energy-related companies caused by significant declines in oil later in the quarter. While these issues have seemingly been absorbed by the capital markets, there remain global growth concerns due to continued economic weakness in Europe, Japan, and China, as well as the potential for fiscal problems in significant oil-producing countries, such as Russia, as a result of the decline in oil prices. Commentary surrounding monetary policy actions from several Central Banks also heavily influenced how the capital markets reacted throughout the quarter. The Federal Reserve ended its long-standing asset purchase program in October due to the improvement in the U.S. economy, while the European Central Bank, along with other Central Banks around the world, signaled a more accommodative stance due to a deterioration of economic activity. The Federal Reserve (“Fed”) and other Central Bank actions will remain an influence that market participants will be considering throughout 2015, as the degree of monetary policy accommodation set by the Fed or other Central Banks could impact market returns going forward.

     Despite elevated geopolitical tensions and increased concerns regarding global economic growth throughout 2014, the U.S. economy remained relatively resilient. A highlight of the strength of the U.S. economy in 2014 was the positive trajectory of many employment statistics. The U.S. unemployment rate declined to the lowest level since mid-2008, while nearly three million Americans found work in 2014, the most in 15 years. Market participants are hopeful that the strength in employment is a sign of optimism on the part of companies that economic growth in the U.S. will persist, even as overseas economies struggle. Tighter labor market conditions may lead to more meaningful growth in wage inflation, which was relatively lackluster throughout 2014. The prospects of lower energy costs and increased wage growth heading into 2015 likely bode well for continued gains in U.S. consumer confidence and spending. With household spending accounting for approximately 70% of U.S. economic activity, the strength of the consumer and the willingness and ability to purchase goods and services are a key driver of corporate profits and economic growth.

     As we look back at what took place in 2014 and also evaluate the growing list of uncertainties that could impact the capital markets throughout 2015 and beyond, we are reminded that our relatively conservative approach (which focuses on the deleveraging of corporate balance sheets) within the high yield asset class and disciplined research process have, in our view, benefited both our high yield and equity strategies.

NOT A PART OF THE ANNUAL REPORT

     Jobs, Inflation, and the Fed – Key indicators of economic strength, such as employment, capacity utilization, and retail sales continued to show positive signs throughout much of the fourth quarter. In addition, data regarding housing and autos, while not accelerating as quickly as it had been, was relatively stable. Assuming the Non-Farm Payroll report for December shows greater than 200,000 jobs were created during the month, this would mark the tenth month of 2014 that registered over 200,000 new jobs. The unemployment rate declined to 5.8% at the end of November from 6.7% at the beginning of the year. It seems likely that if job growth continues around the recent pace throughout 2015 the unemployment rate could drop below 5.0%. While there are signs that future wage pressure may be on the horizon, which could cause inflation measures to accelerate more rapidly, this occurrence of relatively meager wage growth has been puzzling to many market participants and has caused a fair amount of uncertainty as to how much employment slack there really is in the economy. The Bureau of Labor Statistics continues to report that the labor participation rate has yet to return to levels last seen in 2008. Commentary out of the Federal Reserve, in addition to heavily scrutinized economic data, will likely shape views with regard to how market participants allocate capital throughout 2015.

     Consumer Confidence – The U.S. consumer should, in our view, enter 2015 on the most solid footing since the financial crisis. Foreclosure and delinquency data has declined significantly in recent years, while recent job creation strength and a better employment picture should help bolster consumer creditworthiness. In addition, an improved housing market and rising home prices have lifted many homeowners from an underwater position. The strengthening dollar and lower oil prices should help curb inflation pressures and make purchased goods cheaper. Lower oil prices are resulting in lower fuel and heating costs, which should be a fairly significant benefit to discretionary spending, at least as we begin 2015. Lower interest rates may also help bolster consumer spending on big ticket retail items and other large consumer purchases, such as a vehicle or a house. We intend to closely monitor these potential benefits to consumer confidence as well as many data points with regard to consumer spending as the year progresses. Should consumer spending show signs of accelerating, it may have positive ramifications for economic growth and corporate earnings; however, this may also result in accelerating core inflation measures and influence the Federal Reserve’s decision to raise interest rates. Conversely, should it look like consumer spending is remaining stagnant, expectations for economic growth and corporate earnings may need to be revised lower.

     We remain committed to our time-tested and disciplined research process that not only includes detailed analysis of companies owned in our high yield and equity strategies, but also uncovers new opportunities within the high yield and equity markets. We continue to look for fiscally responsible management teams that we believe are committed to growing operations prudently and who recognize they can improve their credit profile and equity valuations by focusing on credit-specific measures. Our efforts remain focused on stability and predictability in the investment selection process which seeks to provide a less volatile high yield strategy designed to generate a reasonably consistent total return, while also attempting to find attractive equity investments that could experience further capital appreciation.

NOT A PART OF THE ANNUAL REPORT

     Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Aquila Three Peaks High Income Fund

     The Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a negative 0.33% total return during the fourth quarter ended December 31, 2014. By comparison, the Barclays High Yield Bond Index generated a negative 1.00% return during the quarter. The high yield market ended the year with a timid tone, as energy, energy-related, and mining companies were under significant pressure due to the rapid decline in oil prices and mounting concerns surrounding global economic growth. Strong performance in the high yield market throughout October was offset by weakness in November and December. Since 1995, this was only the second negative December performance for the Barclays High Yield Bond Index. The Index also posted its first consecutive negative quarterly return since the third and fourth quarter of 2008. During the third quarter of 2014, market weakness seemed to be related to a deteriorating “technical” picture, as the combination of low yields, mutual fund outflows, and new issue supply negatively impacted investor sentiment. In contrast to the third quarter, the weakness during the fourth quarter seemed to be more related to credit concerns and the potential for future corporate solvency issues. In addition to the industry-specific problems mentioned above, the credit-quality curve in the high yield market continued to steepen, with lower-rated securities underperforming during the quarter, as investors continue to reassess credit risk.

     The fundamental strength of the high yield market has remained fairly stable, with the exception of the energy sector, as many companies have, in our view, been prudent with their use of debt/leverage and have been focused on strengthening their balance sheets in recent years. However, in our opinion there have also been indications of more aggressive corporate behavior beginning to occur that we intend to closely monitor as we move through 2015.

     For the year ended December 31, 2014, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 2.34% total return. By comparison, the Barclays High Yield Bond Index generated a positive 2.45% return. The longer-duration segment of the high yield market outperformed throughout the year, as the 10-year Treasury yield declined from 3.03% to 2.17% throughout the year and volatility within Treasury securities was fairly muted. Many market participants, including us, entered the year with a belief that Treasury yields would likely trend higher throughout 2014 as economic data continued to show strength and the Federal Reserve (“Fed”) began tapering its asset purchase program. However, there has been a flight-to-quality trade that has persisted since early in the year due to a variety of factors, including the conflict between Russia and Ukraine, tensions in the Middle East, economic weakness in Europe and China, and declining European government bond yields.

     We were pleased with our high yield strategy’s ability to weather increased volatility throughout the latter part of the year. While our higher-quality focus helped performance throughout the year, our focus on maintaining a low duration by targeting shorter-maturing bonds to help limit volatility was actually a hindrance to performance, given the significant outperformance of the 6+ year duration segment in the Barclays High Yield Index.

MANAGEMENT DISCUSSION (continued)

     We believe our more conservative positioning within the high yield asset class is warranted given the potential that elevated volatility may persist within the high yield market throughout 2015.

     As we have suggested in recent commentaries, we believe the credit-quality curve (the difference between higher-rated and lower-rated securities) and the maturity curve (the difference between shorter-dated and longer-dated securities) within the high yield market remain relatively flat. In our opinion, the relative flatness of these curves indicates that investors are not being sufficiently compensated for increased credit risk or duration risk, which is why we continue to position our strategy in lower-duration securities of high yield companies that we believe are higher-quality in nature. Based on the JPMorgan Domestic High Yield Index, the yield differential between the BB-rated (higher-quality) portion of the Index and the CCC-rated (lower-quality) portion was 594 basis points (“bps”) at December 31, 2014. Even though this measure for the credit-quality curve increased 230 bps in 2014, resulting in the CCC-rated category significantly underperforming their higher-quality counterparts, the absolute level is still well below the 20-year average of 862 bps.

     We remain cautious of highly-leveraged companies and highly-cyclical industries. We believe the return potential of such fixed-income investments is not significant enough to compensate for the elevated risk of financial distress if the economy slows. On the other hand, we continue to believe that should economic growth expand more meaningfully, we may begin to see more aggressive corporate behavior from some companies in the more cyclical industries that could be detrimental to credit quality and corporate balance sheets.

     While we primarily remain positioned in lower-duration bonds due to the risk to the high yield market from either increased market volatility or upward pressure on Treasury yields, we intend to continue to look to add bonds that fit our investment criteria should unwarranted volatility create attractive investment opportunities. We remain focused on evaluating high yield issuers based on our fundamental research process in which we look for companies that are improving their balance sheet and growing their business in what we deem to be a disciplined manner. We believe our focus on providing a less volatile investment strategy within the high yield asset class is warranted given the potential for elevated volatility in this relatively low-yielding fixed-income environment.

Aquila Three Peaks Opportunity Growth Fund

     The Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 4.09% total return during the fourth quarter ended December 31, 2014. By comparison, the Russell 3000 Index, which is the Fund’s primary benchmark, generated a positive 5.24% return during the quarter. Increased market volatility that began at the end of September continued into October due to increased geopolitical headlines and negative economic growth commentary out of Europe. However, the equity market seemed to become more optimistic that the decline in oil prices would provide a tailwind to U.S. consumer confidence which could boost economic growth and corporate earnings in 2015. In addition, the December Fed meeting and commentary seemed to give equity investors confidence that the Fed may not act quickly as they begin to normalize monetary policy (by raising the Fed Funds Rate), sparking a bit of risk-taking heading into year-end. As a result, many equity indices hit new all-time high price levels near the end of December before what seemed to be some profit-taking on the last day of the year. Participants in the equity market are weighing an improving U.S. economic landscape, with reasonably stable corporate fundamentals, against slowing economic growth overseas and geopolitical events occurring around the rest of the world.

MANAGEMENT DISCUSSION (continued)

     We have sought to position Aquila Three Peaks Opportunity Growth Fund’s portfolio with more of a focus on medium-sized companies that can generate reasonable top-line growth, but whose strong balance sheet and size allow them to benefit from the increased merger and acquisition (“M&A”) activity, either as a buyer or a seller. As we enter 2015, the stronger dollar may become more of a headwind to corporate earnings, while lower energy costs may help to offset any currency risk or become a tailwind for companies that are primarily domestic. Given that the majority of portfolio holdings represent companies in the U.S. high yield market, we believe we have limited exposure to currency issues, and we expect many of the companies in which we have invested to experience some degree of benefit from lower energy costs and increased U.S. consumer confidence.

     We place a heavy emphasis on key indicators within the high yield bond market as it relates to our positioning in the equity strategy. The recent widening of high yield bond spreads and the increase in distressed debt have raised some concerns for us with regard to future credit strength and corporate solvency, an important consideration with many equity market indices hovering around record levels. Further increases in high yield bond spreads, distressed debt, or any material weakness in the high yield new issue market could be reasons to become more cautious with regard to the equity market.

     As we move into 2015, we feel that the companies we are choosing to invest in are well-positioned given their primarily domestic operations and the fact that their management teams are, in our view, focused on balance sheet improvement and prudent use of cash flow.

     For the year ended December 31, 2014, the Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 16.15% total return. By comparison, the Russell 3000 Index generated a positive 12.56% return during the period. Following strong performance in 2013, we have been pleased with how well our equity strategy has continued to perform. Some of our companies have benefited from the increased M&A activity as they have either been a target or an acquirer, but we believe the stock prices of many of our companies have benefited most from past actions by management teams to prudently use leverage to increase cash flow to fund growth projects and repay debt in an attempt to increase the value of the company. Relatively easy access to lower-cost debt over the past few years has also helped many of the companies in which we have invested to reduce their interest burden and extend debt maturities, which has resulted in improved credit-ratings and stronger balance sheets as we enter 2015.

     While we have been pleased with Aquila Three Peaks Opportunity Growth Fund’s strong absolute and relative performance, we have been exceptionally pleased with the manner in which our strategy weathered the more volatile months throughout the timeframe. We continue to believe that the strong performance of our equity strategy highlights that the companies we are choosing to invest in for both our high yield strategy and our equity strategy are fundamentally performing well.

     The construction of our high yield strategy continues to be highlighted by securities that we believe have the ability to weather negative headlines and heightened volatility should this continue to occur over the coming year. We intend to maintain our investment discipline which is designed to minimize volatility to the extent possible by generally avoiding bonds that appear to have equity-like characteristics, as well as by focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow. We continue to believe this approach is warranted in this uncertain economic environment and with the potential for elevated volatility throughout 2015.

MANAGEMENT DISCUSSION (continued)

     Given the significant positive moves in the high yield and equity markets in recent years, which have been bolstered in part by Federal Reserve policies that have begun to wind down, we believe it is important not to become complacent in the current investing environment. As such, we strive to constantly monitor economic data and commentary from companies across various industries, as well as commentary from the Federal Reserve and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

Mutual fund investing involves risk and loss of principal is possible.

The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Aquila Three Peaks High Income Fund

The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield / high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

If interest rates fall, an issuer may exercise their right to prepay their securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Three Peaks Opportunity Growth Fund

The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund.

Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.

MANAGEMENT DISCUSSION (continued)

The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

The Fund may invest in junk bonds, the risks of which are detailed above in connection with Aquila Three Peaks High Income Fund.

These risks may result in share price volatility.

Past performance is not a guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2014 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (the “Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2014
			Since
Class and Inception Date	1 Year	5 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	(1.81)%	4.92%	4.51%
Without Sales Charge	2.25	5.79	5.01
Class C since 6/08/06
With CDSC**	0.45	4.95	4.18
Without CDSC	1.44	4.95	4.18
Class I since 6/29/06
No Sales Charge	1.98	5.73	5.10
Class Y since 6/01/06
No Sales Charge	2.34	6.00	5.23
Barclays Capital U.S.
Corporate High-Yield Bond Index	2.45	9.04	8.29	(Class A & Y)
			8.30	(Class C)
			8.51	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

Aquila Three Peaks Opportunity Growth Fund

     The graph below illustrates the value of $10,000 invested in Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2014 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. It should be noted that the Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation and was then reoriented to a growth at a reasonable price style as of July, 1999.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted over most of the period (until 10/15/10) of a significantly lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

Aquila Three Peaks Opportunity Growth Fund
PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2014

				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations
on 7/22/94)
With Maximum Sales Charge	10.87%	16.04%	6.51%	8.34%
Without Sales Charge	15.80	17.05	6.98	8.60
Class C (commenced operations
on 5/01/96)
With CDSC**	13.96	16.19	6.18	7.22
Without CDSC	14.96	16.19	6.18	7.22
Class I (commenced operations
on 12/01/05)
No Sales Charge	16.03	17.43	N/A	7.09
Class Y (commenced operations
on 5/01/96)
No Sales Charge	16.15	17.41	7.28	8.25
Russell 3000 Stock Index(1)	12.56	15.63	7.94	N/A*	(Class A)
				8.44	(Class C & Y)
				8.08	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions, including capital gains, within the period were invested in additional shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1)	The Fund’s primary index since October 15, 2010.

*	Index commenced on 1/01/95.
**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of each Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropiate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2014, the results of their respective operations for the year then ended, the changes in each Fund’s net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February ¯23, 2015

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

Principal
Amount	Corporate Bonds (93.6%)	Value

	Advertising & Marketing (1.0%)
	Lamar Media Corp.
$1,650,000	5.875%, 02/01/22	$1,711,875
	Aerospace & Defense (0.4%)
	Alliant Techsystems, Inc.
700,000	5.250%, 10/01/21 144A	705,250
	Apparel & Textile Products (2.9%)
	Carter’s Inc.
900,000	5.250%, 08/15/21	927,000
	Levi Strauss & Co.
2,225,000	7.625%, 05/15/20	2,336,250
750,000	6.875%, 05/01/22	806,250
	Wolverine World Wide, Inc.
900,000	6.125%, 10/15/20	945,000
		5,014,500
	Cable & Satellite (5.5%)
	CCO Holdings LLC
2,175,000	7.000%, 01/15/19	2,256,562
3,000,000	6.500%, 04/30/21	3,150,000
	Cequel Communications Holdings I, LLC
1,675,000	6.375%, 09/15/20 144A	1,733,625
	DISH Network Corp.
2,200,000	4.250%, 04/01/18	2,246,750
		9,386,937
	Casinos & Gaming (0.8%)
	Churchill Downs, Inc.
1,300,000	5.375%, 12/15/21	1,300,000
	Communications Equipment (1.7%)
	CommScope, Inc.
1,200,000	5.000%, 06/15/21 144A	1,182,000
	ViaSat, Inc.
1,650,000	6.875%, 06/15/20	1,716,000
		2,898,000
	Consumer Products (1.6%)
	Prestige Brands, Inc.
1,850,000	8.125%, 02/01/20	1,970,250
825,000	5.375%, 12/15/21 144A	810,563
		2,780,813

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Services (8.2%)
	Aramark Corp.
$5,500,000	5.750%, 03/15/20	$5,678,750
	Service Corp. International
3,650,000	4.500%, 11/15/20	3,586,125
1,750,000	5.375%, 01/15/22	1,793,750
	United Rentals, Inc.
900,000	7.375%, 05/15/20	972,000
2,000,000	8.375%, 09/15/20	2,145,000
		14,175,625
	Containers & Packaging (9.3%)
	Ball Corp.
3,000,000	5.750%, 05/15/21	3,142,500
900,000	5.000%, 03/15/22	927,000
	Berry Plastics Corp.
900,000	5.500%, 05/15/22	913,500
	Crown Holdings, Inc.
5,400,000	6.250%, 02/01/21	5,683,500
900,000	4.500%, 01/15/23	873,000
	Graphic Packaging International
900,000	4.750%, 04/15/21	906,750
	Sealed Air Corp.
1,100,000	6.500%, 12/01/20 144A	1,204,500
	Silgan Holdings, Inc.
1,650,000	5.000%, 04/01/20	1,674,750
750,000	5.500%, 02/01/22	768,750
		16,094,250
	Entertainment Content (1.5%)
	AMC Networks, Inc.
1,250,000	7.750%, 07/15/21	1,337,500
	WMG Acquisition Corp.
1,250,000	6.000%, 01/15/21 144A	1,250,000
		2,587,500
	Entertainment Resources (5.6%)
	AMC Entertainment
1,250,000	5.875%, 02/15/22	1,268,750
	Cinemark Holdings, Inc.
3,750,000	7.375%, 06/15/21	3,993,750
925,000	5.125%, 12/15/22	904,188
	Live Nation Entertainment, Inc.
2,100,000	7.000%, 09/01/20 144A	2,215,500

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Principal
Amount	Corporate Bonds (continued)	Value

	Entertainment Resources (continued)
	Regal Entertainment
$1,375,000	5.750%, 03/15/22	$1,313,125
		9,695,313
	Food & Beverage (4.7%)
	B&G Foods, Inc.
1,250,000	4.625%, 06/01/21	1,220,125
	Constellation Brands, Inc.
750,000	3.875%, 11/15/19	755,625
750,000	6.000%, 05/01/22	828,750
	H.J. Heinz Co.
4,500,000	4.250%, 10/15/20	4,545,000
	Pinnacle Foods, Inc.
750,000	4.875%, 05/01/21	731,250
		8,080,750
	Hardware (0.6%)
	CDW Corp.
1,000,000	6.000%, 08/15/22	1,032,500
	Health Care Facilities & Services (8.9%)
	AmSurg Corp.
2,500,000	5.625%, 11/30/20	2,556,250
	Davita, Inc.
4,500,000	6.625%, 11/01/20	4,725,000
1,600,000	5.750%, 08/15/22	1,696,000
	Envision Healthcare Corp.
800,000	5.125%, 07/01/22 144A	794,000
	HCA Holdings, Inc.
1,350,000	4.250%, 10/15/19	1,370,250
4,000,000	7.750%, 05/15/21	4,260,000
		15,401,500
	Industrial Other (4.4%)
	Aecom Technology Corp.
1,100,000	5.750%, 10/15/22 144A	1,124,750
	HD Supply, Inc.
1,000,000	7.500%, 07/15/20	1,047,500
	SBA Telecommunications Corp.
2,250,000	5.750%, 07/15/20	2,290,050
	VWR Funding, Inc.
2,900,000	7.250%, 09/15/17	3,030,500
		7,492,800

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Principal
Amount	Corporate Bonds (continued)	Value

	Leisure Products (1.0%)
	Jarden Corp.
$1,700,000	6.125%, 11/15/22	$1,776,500

	Medical Equipment & Devices Manufacturing (4.9%)
	Biomet, Inc.
2,000,000	6.500%, 08/01/20	2,140,000
1,850,000	6.500%, 10/01/20	1,951,750
	Teleflex, Inc.
4,250,000	6.875%, 06/01/19	4,430,625
		8,522,375
	Publishing & Broadcasting (6.3%)
	LIN Television Corp.
1,000,000	6.375%, 01/15/21	997,500
	Nielsen Holdings N.V.
2,500,000	4.500%, 10/01/20	2,512,500
	Sirius XM Radio, Inc.
1,325,000	5.875%, 10/01/20 144A	1,364,750
	Starz LLC
5,850,000	5.000%, 09/15/19	5,893,875
		10,768,625
	Real Estate Investment Trusts (8.5%)
	Corrections Corporation of America
1,800,000	4.125%, 04/01/20	1,750,500
900,000	4.625%, 05/01/23	866,250
	CTR Partnership LP/CareTrust Capital Corp.
1,100,000	5.875%, 06/01/21	1,113,750
	GEO Group, Inc.
2,000,000	6.625%, 02/15/21	2,095,000
1,750,000	5.875%, 01/15/22	1,793,750
	Iron Mountain, Inc.
296,000	8.375%, 08/15/21	308,580
525,000	6.000%, 08/15/23	546,000
	MPT Operating Partnership LP
4,000,000	6.875%, 05/01/21	4,280,000
	Ryman Hospitality Properties
1,850,000	5.000%, 04/15/21	1,840,750
		14,594,580
	Retail - Consumer Discretionary (1.0%)
	Netflix, Inc.
1,700,000	5.375%, 02/01/21	1,768,000

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Principal
Amount	Corporate Bonds (continued)		Value

	Semiconductors (1.4%)
	NXP Semiconductors B.V.
$2,300,000	5.750%, 02/15/21 144A		$2,415,000
	Software & Services (3.4%)
	Activision Blizzard, Inc.
1,200,000	5.625%, 09/15/21 144A		1,260,000
	SunGard Data Systems, Inc.
1,850,000	7.375%, 11/15/18		1,924,000
900,000	6.625%, 11/01/19		909,000
1,625,000	7.625%, 11/15/20		1,722,500
			5,815,500
	Travel & Lodging (1.8%)
	Hilton Worldwide Holdings, Inc.
3,000,000	5.625%, 10/15/21		3,135,000
	Waste & Environment Service & Equipment (0.9%)
	Covanta Holding Corp.
1,500,000	7.250%, 12/01/20		1,593,750
	Wireless Telecommunications Services (3.0%)
	Hughes Satellite Systems
750,000	6.500%, 06/15/19		804,375
	Intelsat Jackson Holdings, Ltd.
4,200,000	7.250%, 10/15/20		4,436,250
			5,240,625
	Wireline Telecommunications Services (4.3%)
	Equinix, Inc.
1,750,000	4.875%, 04/01/20		1,741,250
2,100,000	5.375%, 01/01/22		2,119,740
	Level 3 Communications, Inc.
1,850,000	8.125%, 07/01/19		1,965,625
750,000	7.000%, 06/01/20		790,350
750,000	6.125%, 01/15/21		776,250
			7,393,215

	Total Investments (cost $161,991,685 -
	note 4)	93.6%	161,380,783
	Other assets less liabilities	6.4	10,973,787
	Net Assets	100.0%	$172,354,570

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments

Advertising & Marketing	1.1%	Leisure Products Manufacturing	1.1%
Aerospace & Defense	0.4	Medical Equipment & Devices
Apparel & Textile Products	3.1	Manufacturing	5.3
Cable & Satellite	5.8	Publishing & Broadcasting	6.7
Casinos & Gaming	0.8	Real Estate Investment Trusts	9.0
Communications Equipment	1.8	Retail Consumer Discretionary	1.1
Consumer Products	1.7	Semiconductors	1.5
Consumer Services	8.8	Software & Services	3.6
Containers & Packaging	10.0	Travel & Lodging	1.9
Entertainment Content	1.6	Waste & Environment Services
Entertainment Resources	6.0	& Equipment	1.0
Food & Beverage	5.0	Wireless Telecommunications
Hardware	0.6	Services	3.3
Health Care Facilities & Services	9.6	Wireline Telecommunications
Industrial Other	4.6	Services	4.6
			100.0%
Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2014

Shares	Common Stocks (95.0%)	Value

	Aerospace & Defense (0.8%)
12,438	Alliant Techsystems, Inc	$1,445,918
	Apparel & Textile Products (2.0%)
15,467	Carter’s, Inc.	1,350,424
11,679	PVH Corp	1,496,897
26,896	Wolverine World Wide, Inc	792,625
		3,639,946
	Cable & Satellite (3.2%)
7,576	Charter Communications, Inc.+	1,262,313
16,136	Comcast Corp.	936,049
35,547	DISH Network Corp.+	2,591,021
21,404	EchoStar Corp.+	1,123,710
		5,913,093
	Casinos & Gaming (0.5%)
8,882	Churchill Downs, Inc.	846,455
	Catalog & Television Based Retailer (1.8%)
110,352	Liberty Interactive Corp.+	3,246,556
	Communications Equipment (1.1%)
30,771	ViaSat, Inc.+	1,939,496
	Consumer Finance (1.6%)
47,442	Fidelity National Information Services, Inc	2,950,892
	Consumer Products (1.2%)
65,920	Prestige Brands, Inc.	2,288,742
	Consumer Services (7.1%)
151,367	Aramark Corp.	4,715,082
291,624	Service Corp. International	6,619,865
15,794	United Rentals, Inc.+	1,611,146
		12,946,093
	Containers & Packaging (13.0%)
48,442	Ball Corp	3,302,291
177,748	Berry Plastics Corp.+	5,607,949
104,638	Crown Holdings, Inc.+	5,326,074
283,654	Graphic Packaging International+	3,863,367
95,216	Sealed Air Corp	4,040,015
29,502	Silgan Holdings, Inc.	1,581,307
		23,721,003
	Entertainment Content (2.3%)
95,724	Lions Gate Entertainment Corp.	3,065,082
32,091	Twenty-First Century Fox (Class B)	1,183,837
		4,248,919

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Shares	Common Stocks (continued)	Value

	Entertainment Resources (3.0%)
98,112	AMC Entertainment	$2,568,572
49,049	Live Nation Entertainment, Inc.+	1,280,669
78,770	Regal Entertainment	1,682,527
		5,531,768
	Exploration & Production (2.3%)
76,495	Antero Resources Corp.+	3,104,167
60,319	Chesapeake Energy Corp.	1,180,443
		4,284,610
	Factory Automation Equipment (2.3%)
79,604	Sensata Technologies+	4,172,046
	Food & Beverage (6.1%)
95,224	B&G Foods, Inc.	2,847,198
45,175	Constellation Brands, Inc.+	4,434,830
112,716	Pinnacle Foods, Inc	3,978,875
		11,260,903
	Generic Pharmaceuticals (4.1%)
14,361	Actavis, Inc.+	3,696,665
67,751	Mylan, Inc.+	3,819,124
		7,515,789
	Hardware (2.0%)
106,212	CDW Corp	3,735,476
	Health Care Facilities & Services (6.7%)
91,436	AmSurg Corp.+	5,004,292
80,634	Envision Healthcare Corp.+	2,797,193
61,130	HCA Holdings, Inc.+	4,486,331
		12,287,816
	Health Care Supplies (2.0%)
22,889	Cooper Companies, Inc	3,710,078
	Industrial Other (1.9%)
115,700	HD Supply, Inc.+	3,411,993
	Leisure Products (1.6%)
60,065	Jarden Corp.+	2,875,912
	Lodging (1.4%)
32,618	Starwood Hotels & Resorts Worldwide, Inc.	2,644,341
	Medical Equipment & Devices Manufacturing (0.7%)
11,525	Teleflex, Inc	1,323,301

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Shares	Common Stocks (continued)		Value

	Packaged Food (1.2%)
25,962	Treehouse Foods, Inc.+		$2,220,530
	Pharmaceuticals (0.7%)
9,306	Valeant Pharmaceuticals International, Inc.+		1,331,782
	Publishing & Broadcasting (6.9%)
16,699	Liberty Media Corp. Class A+		588,974
118,275	Liberty Media Corp. Class C+		4,143,173
106,876	Nielsen Holdings N.V.		4,780,563
103,735	Starz LLC+		3,080,930
			12,593,640
	Real Estate Investment Trusts (5.9%)
91,648	Corrections Corporation of America		3,330,488
70,302	GEO Group, Inc.		2,837,389
100,062	Host Hotels & Resorts, Inc.		2,378,474
42,250	Ryman Hospitality Properties		2,228,265
			10,774,616
	Semiconductor Devices (2.2%)
14,935	Avago Technologies Ltd		1,502,312
113,782	Cypress Semiconductor Corp.		1,624,807
27,784	Spanision, Inc.+		950,769
			4,077,888
	Semiconductors (2.6%)
61,287	NXP Semiconductors N.V.+		4,682,327
	Software & Services (1.4%)
124,640	Activision Blizzard, Inc		2,511,496
	Travel & Lodging (2.3%)
161,576	Hilton Worldwide Holdings, Inc.+		4,215,518
	Wireless Telecommunications Services (0.9%)
92,175	Intelsat S.A.+		1,600,158
	Wireline Telecommunications Services (2.2%)
80,505	Level 3 Communications, Inc		3,975,337

	Total Investments (cost $137,316,105 –
	note 4)	95.0%	173,924,438
	Other assets less liabilities	5.0	9,062,900
	Net Assets	100.0%	$182,987,338

	+ Non-income producing security.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2014

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments

Aerospace & Defense	0.8%	Health Care Supplies	2.1%
Apparel & Textile Products	2.1	Industrial Other	2.0
Cable & Satellite	3.4	Leisure Products	1.7
Casinos & Gaming	0.5	Lodging	1.5
Catalog & Television Based Retailer	1.9	Medical - Equipment & Devices
Communications Equipment	1.1	Manufacturing	0.8
Consumer Finance	1.7	Packaged Food	1.3
Consumer Products	1.3	Pharmaceuticals	0.8
Consumer Services	7.4	Publishing & Broadcasting	7.2
Containers & Packaging	13.6	Real Estate Investment Trusts	6.2
Entertainment Content	2.4	Semiconductor Devices	2.3
Entertainment Resources	3.2	Semiconductors	2.7
Exploration & Production	2.5	Software & Services	1.4
Factory Automation Equipment	2.4	Travel & Lodging	2.4
Food & Beverage	6.5	Wireless Telecommunications
Generic Pharmaceuticals	4.3	Services	0.9
Hardware	2.2	Wireline Telecommunications
Health Care Facilities & Services	7.1	Services	2.3
			100.0%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2014
	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
ASSETS	INCOME FUND	GROWTH FUND
Investments at value
(cost $161,991,685 and $137,316,105, respectively)	$161,380,783	$173,924,438
Cash	11,072,147	9,720,254
Receivable for interest and dividends	2,304,387	185,499
Receivable for Fund shares sold	444,069	2,859,625
Other assets	55,191	4,222
Total assets	175,256,577	186,694,038
LIABILITIES
Payable for Fund shares redeemed	980,388	941,529
Dividends payable	926,362	342,255
Payable for investment securities purchased	786,563	2,249,960
Management fees payable	96,800	127,135
Distribution and service fees payable	1,761	2,307
Accrued expenses	110,133	43,514
Total liabilities	2,902,007	3,706,700
NET ASSETS	$172,354,570	$182,987,338
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$205,706	$41,585
Additional paid-in capital	176,315,261	147,485,388
Net unrealized appreciation (depreciation)
on investments (note 4)	(610,902)	36,608,333
Accumulated net realized loss on investments	(3,555,495)	(1,262,920)
Net investment income (loss)	—	114,952
	$172,354,570	$182,987,338
CLASS A
Net Assets	$46,691,333	$71,305,747
Capital shares outstanding	5,574,685	1,632,073
Net asset value and redemption price per share	$8.38	$43.69
Maximum offering price per share (100/96 of $8.38 and
100/95.75 of $43.69, respectively, adjusted to the nearest cent)	$8.73	$45.63
CLASS C
Net Assets	$22,098,581	$19,391,357
Capital shares outstanding	2,638,427	518,892
Net asset value and offering price per share	$8.38	$37.37
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase) .	$8.38 *	$37.37	*
CLASS I
Net Assets	$1,796,801	$5,170,270
Capital shares outstanding	214,571	115,060
Net asset value, offering and redemption price per share	$8.37	$44.94
CLASS Y
Net Assets	$101,767,855	$87,119,964
Capital shares outstanding	12,142,930	1,892,512
Net asset value, offering and redemption price per share	$8.38	$46.03

 See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2014

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$11,325,844	$–
Dividend income
(net of foreign tax withheld of $14,517)	–	1,347,470
Total investment income	11,325,844	1,347,470

Expenses:

Management fees (note 3)	1,443,559	1,150,614
Distribution and service fees (note 3)	439,191	313,790
Transfer and shareholder servicing agent
fees (note 3)	357,751	183,281
Legal fees	161,621	75,142
Trustees’ fees and expenses	141,310	73,071
Shareholders’ reports	83,580	28,021
Registration fees and dues	82,837	70,184
Fund accounting fees	45,447	3,407
Auditing and tax fees	22,300	16,800
Custodian fees (note 5)	21,160	19,026
Insurance	15,076	4,473
Chief compliance officer services (note 3)	5,581	5,526
Miscellaneous	25,292	24,216
Total expenses	2,844,705	1,967,551

Management fees waived (note 3)	(328,625)	(34,606)
Expenses paid indirectly (note 5)	(18)	(11)
Net expenses	2,516,062	1,932,934
Net investment income (loss)	8,809,782	(585,464)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	(415,067)	643,758
Change in unrealized appreciation on
investments	(1,388,669)	18,566,491

Net realized and unrealized gain (loss) on
investments	(1,803,736)	19,210,249
Net change in net assets resulting from
operations	$7,006,046	$18,624,785

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

OPERATIONS:
Net investment income	$8,809,782	$13,369,079
Net realized gain (loss) from securities
transactions	(415,067)	5,175,755
Change in unrealized appreciation on
investments	(1,388,669)	(4,113,657)
Change in net assets resulting from
operations	7,006,046	14,431,177

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,214,590)	(2,669,962)
Net realized gain on investments	(998,504)	(1,308,035)

Class C Shares:
Net investment income	(826,424)	(1,085,500)
Net realized gain on investments	(475,173)	(594,286)

Class I Shares:
Net investment income	(1,060,451)	(3,128,216)
Net realized gain on investments	(38,417)	(1,728,590)

Class Y Shares:
Net investment income	(4,708,317)	(6,485,401)
Net realized gain on investments	(2,175,326)	(2,515,344)
Change in net assets from distributions	(12,497,202)	(19,515,334)

CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	33,445,814	81,538,385
Reinvested dividends and distributions	8,728,543	12,962,651
Short-term trading redemption fees	13,289	11,785
Cost of shares redeemed	(165,631,358)	(142,899,257)
Change in net assets from capital share
transactions	(123,443,712)	(48,386,436)
Change in net assets	(128,934,868)	(53,470,593)

NET ASSETS:
Beginning of period	301,289,438	354,760,031
End of period	$172,354,570	$301,289,438

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2014	December 31, 2013

OPERATIONS:
Net investment income (loss)	$(585,464)	$(5,930)
Net realized gain (loss) from securities
transactions	643,758	2,009,070
Change in unrealized appreciation on
investments	18,566,491	14,097,626
Change in net assets from operations	18,624,785	16,100,766

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	—	–
Net realized gain on investments	(617,642)	(441,705)

Class C Shares:
Net investment income	—	–
Net realized gain on investments	(196,357)	(175,080)

Class I Shares:
Net investment income	—	–
Net realized gain on investments	(43,702)	(3,457)

Class Y Shares:
Net investment income	–	–
Net realized gain on investments	(717,232)	(474,706)
Change in net assets from distributions	(1,574,933)	(1,094,948)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	100,908,235	60,370,053
Reinvested distributions	1,232,680	783,490
Short-term trading redemption fees	58,013	10,053
Cost of shares redeemed	(26,782,318)	(10,538,701)
Change in net assets from capital share
transactions	75,416,610	50,624,895
Change in net assets	92,466,462	65,630,713

NET ASSETS:
Beginning of period	90,520,876	24,890,163
End of period*	$182,987,338	$90,520,876

* Includes undistributed net investment
income of:	$114,952	$—

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2014

1. Organization

     Aquila Funds Trust (the "Trust"), a Massachusetts business trust, is comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

     Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.

     All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. All other securities are valued each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. With respect to Aquila Three Peaks High Income Fund, in the case of securities for which market quotations are readily available, securities are valued at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

b)
Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2014:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Valuation Inputs	Investments in Securities*

Level 1 – Quoted Prices – Common Stocks	$—	$173,924,438
Level 2 – Other Significant Observable Inputs	161,380,783	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$161,380,783	$173,924,438

* See schedule of investments for a detailed listing of securities.

c)	Subsequent events: In preparing these financial statements, events and transactions have been evaluated for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2014, Aquila Three Peaks Opportunity Growth Fund decreased accumulated net realized loss on investments by $700,416 and increased accumulated losses by $700,416. These reclassifications had no effect on net assets or net asset value per share.

i)
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services-Investment Companies".

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-today portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of close of business each day at the annual rate of 0.65% of the Fund’s net assets. For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

     For Aquila Three Peaks High Income Fund, the Manager and the Sub-Adviser determined to voluntarily waive a portion of their fees for the year ended December 31, 2014. Thus, for the year ended December 31, 2014, the Fund incurred gross management fees of $1,443,559, of which $328,625 was voluntarily waived.

     For the year ended December 31, 2014, Aquila Three Peaks Opportunity Growth Fund incurred management fees of $1,150,614, of which $34,606 was contractually waived. The Manager had contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses would not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.49% for Class I Shares and 1.25% for Class Y Shares. These expense limitations are in effect until April 30, 2015. Prior to that date, the arrangement may not be terminated without the approval of the Board of Trustees. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. For a period of three years, subsequent to the end of the Fund’s fiscal year, the Manager may recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed any contractual limitations. As of December 31, 2014, the total of these amounts was $523,834 of which $257,356 expires on December 31, 2015, $231,872 expires on December 31, 2016 and $34,606 expires on December 31, 2017.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

b) Distribution and Service Fees:

     The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

     For the year ended December 31, 2014, these payments were as follows:

	Annual
	Distribution Fee	Distribution Fees	Distributor
	Rate on Class A	on Class A	Retained
Aquila Three Peaks High Income Fund	0.20%	$112,037	$4,460
Aquila Three Peaks Opportunity Growth Fund	0.30%	$154,524	$5,929

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the respective Fund’s average net assets represented by Class C Shares. In addition, under a Shareholder Services Plan, the Funds are authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the respective Fund’s average net assets represented by Class C Shares.

     For the year ended December 31, 2014, these payments were as follows:

	Qualified	Shareholder
	Recipients Fees	Services Fee	Distributor
	on Class C	on Class C	Retained
Aquila Three Peaks High Income Fund	$196,671	$65,557	$63,834
Aquila Three Peaks Opportunity Growth Fund	$116,805	$38,935	$29,186

     Under another part of the Plan, the Funds are authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Funds have a Shareholder Services Plan under which each Fund may pay service fees of not more than 0.25% of the average annual net assets of the respective Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

     With respect to Aquila Three Peaks High Income Fund, for the year ended December 31, 2014, these payments were made at the average annual rate of 0.40% (0.25% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $104,499 of which $64,926 related to the Plan and $39,573 related to the Shareholder Services Plan.

     With respect to Aquila Three Peaks Opportunity Growth Fund, for the year ended December 31, 2014, these payments were made at the average annual rate of 0.35% (0.20% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $6,170 of which $3,526 related to the Plan and $2,644 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

     Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2014, Aquila Three Peaks High Income Fund's total commissions on sales of Class A amounted to $55,255 of which the Distributor received $10,569. For the year ended December 31, 2014, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $334,230 of which the Distributor received $30,308.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

     During the year ended December 31, 2014, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $247,141,316 and $372,792,966, respectively.

     At December 31, 2014, the aggregate tax cost for all securities was $161,996,094. At December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $648,938 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,264,249 for a net unrealized depreciation of $615,311.

Aquila Three Peaks Opportunity Growth Fund

     During the year ended December 31, 2014, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $122,480,602 and $53,939,045, respectively.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

     At December 31, 2014, the aggregate tax cost for all securities was $137,531,516. At December 31, 2014, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $38,213,318 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $1,820,396 for a net unrealized appreciation of $36,392,922.

5. Expenses

     The Funds negotiated an expense offset arrangement with their custodian wherein they receive credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

7. Capital Share Transactions

Aquila Three Peaks High Income Fund

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2014			December 31, 2013
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	801,356	$7,023,766		2,056,932	$18,248,044
Reinvested distributions	284,717	2,459,307		349,605	3,074,886
Cost of shares redeemed	(2,877,826)	(25,172,801	)(a)	(2,243,224)	(19,872,774)
Net change	(1,791,753)	(15,689,728)		163,313	1,450,156
Class C Shares:
Proceeds from shares sold	154,221	1,354,103		902,588	8,000,510
Reinvested distributions	106,591	917,439		122,487	1,076,570
Cost of shares redeemed	(969,031)	(8,488,015)		(1,464,137)	(12,974,051)
Net change	(708,219)	(6,216,473)		(439,062)	(3,896,971)
Class I Shares:
Proceeds from shares sold	444,973	3,904,957		2,852,068	25,148,631
Reinvested distributions	64,156	562,413		363,748	3,202,135
Cost of shares redeemed	(10,001,406)	(88,303,816	)(b)	(1,194,954)	(10,571,339	)(b)
Net change	(9,492,277)	(83,836,446)		2,020,862	17,779,427
Class Y Shares:
Proceeds from shares sold	2,411,081	21,162,988		3,393,033	30,141,200
Reinvested distributions	555,745	4,789,384		636,798	5,609,060
Cost of shares redeemed	(4,974,180)	(43,653,437	)(c)	(11,211,958)	(99,469,308	)(c)
Net change	(2,007,354)	(17,701,065)		(7,182,127)	(63,719,048)
Total transactions in Fund
shares	(13,999,603)	$(123,443,712)		(5,437,014)	$(48,386,436)

(a)	Net of short-term trading redemption fees of $3,671. (See note 7b)
(b)	Net of short-term trading redemption fees of $6,472 and $3,901, for the year ended December 31, 2014 and the year ended December 31, 2013, respectively. (See note 7b)
(c)	Net of short-term trading redemption fees of $3,146 and $7,884, for the year ended December 31, 2014 and the year ended December 31, 2013, respectively. (See note 7b)

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

Aquila Three Peaks Opportunity Growth Fund

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2014			December 31, 2013
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	881,470	$36,870,280		614,623	$20,692,973
Reinvested distributions	12,012	524,806		9,303	353,886
Cost of shares redeemed	(212,443)	(8,659,257	)(a)	(184,640)	(6,208,194	)(a)
Net change	681,039	28,735,829		439,286	14,838,665
Class C Shares:
Proceeds from shares sold	223,326	7,955,809		320,348	9,439,395
Reinvested distributions	3,830	143,119		3,908	128,347
Cost of shares redeemed	(87,545)	(3,127,540)		(31,300)	(903,397)
Net change	139,611	4,971,388		292,956	8,664,345
Class I Shares:
Proceeds from shares sold	114,906	4,998,412		7,063	244,464
Reinvested distributions	944	42,436		88	3,457
Cost of shares redeemed	(8,216)	(356,913	)(b)	(3,854)	(130,909	)(b)
Net change	107,634	4,683,935		3,297	117,012
Class Y Shares:
Proceeds from shares sold	1,176,580	51,083,734		841,560	29,993,221
Reinvested distributions	11,348	522,319		7,454	297,800
Cost of shares redeemed	(335,745)	(14,580,595	)(c)	(90,930)	(3,286,148	)(c)
Net change	852,183	37,025,458		758,084	27,004,873
Total transactions in Fund
shares	1,780,467	$75,416,610		1,493,623	$50,624,895

(a)	Net of short-term trading redemption fees of $32,727 and $5,403 for the year ended December 31, 2014 and the year ended December 31, 2013, respectively. (See note 7b)
(b)	Net of short-term trading redemption fees of $3,690 and $105 for the year ended December 31, 2014 and the year ended December 31, 2013, respectively. (See note 7b)
(c)	Net of short-term trading redemption fees of $21,596 and $4,545 for the year ended December 31, 2014 and the year ended December 31, 2013 , respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Funds impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fees are paid to the respective Fund and are designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value (“NAV”) calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

8. Income Tax Information and Distributions

Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Aquila Three Peaks Opportunity Growth Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital. At December 31, 2014, the Aquila Three Peaks High Income Fund had post October capital loss deferrals of $3,549,389 which will be recognized in 2015. The Aquila Three Peaks Opportunity Growth Fund had post October Capital loss deferrals of $1,049,368 which will be recognized in 2015.

The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2014	2013	2014	2013

Ordinary income	$10,614,974	$16,222,576	$640,468	$270,506
Long term capital gain	1,882,228	3,292,758	934,465	824,442
	$12,497,202	$19,515,334	$1,574,933	$1,094,948

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$2,174	$114,952
Accumulated net realized gain	—	1,859
Other accumulated losses	(3,553,260)	(1,049,368)
Unrealized appreciation
(depreciation)	(615,311)	36,392,922
	$(4,166,397)	$35,460,365

For Aquila Three Peaks Opportunity Growth Fund, the difference between book and tax unrealized appreciation is due to wash sales.

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2014

9. Securities Traded on a When-Issued Basis

     The Funds may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$8.71	$8.86		$8.93		$9.05		$9.00
Income (loss) from investment operations:
Net investment income(1)	0.35	0.37		0.41		0.49		0.55
Net gain (loss) on securities (both
realized and unrealized)	(0.15)	0.03		0.24		(0.03)		0.29
Total from investment operations	0.20	0.40		0.65		0.46		0.84
Less distributions:
Dividends from net investment income	(0.35)	(0.37)		(0.41)		(0.49)		(0.55)
Distributions from capital gains	(0.18)	(0.18)		(0.31)		(0.09)		(0.24)
Total distributions	(0.53)	(0.55)		(0.72)		(0.58)		(0.79)
Net asset value, end of period	$8.38	$8.71		$8.86		$8.93		$9.05
Total return (not reflecting sales charge)	2.25%	4.64%		7.40%		5.20%		9.60%
Ratios/supplemental data
Net assets, end of period (in thousands)	$46,691	$64,170		$63,844		$56,343		$50,570
Ratio of expenses to average net assets	1.14%	1.14%		1.14	%(2)	1.10	%(2)	1.12	%(2)
Ratio of net investment income to average
net assets	3.95%	4.20%		4.49	%(2)	5.46	%(2)	5.99	%(2)
Portfolio turnover rate	115%	95%		173%		67%		72%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.29%	1.28	%(3)	1.14	%(2)	1.10	%(2)	1.12	%(2)
Ratio of net investment income to average
net assets	3.81%	4.07	%(3)	4.49	%(2)	5.46	%(2)	5.99	%(2)

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.14%	1.14	%(2)	1.14	%(2)	1.10	%(2)	1.12	%(2)
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$8.71	$8.86		$8.93		$9.05		$9.00
Income (loss) from investment operations:
Net investment income(1)	0.28	0.30		0.33		0.42		0.47
Net gain (loss) on securities (both
realized and unrealized)	(0.15)	0.03		0.24		(0.03)		0.29
Total from investment operations	0.13	0.33		0.57		0.39		0.76
Less distributions:
Dividends from net investment income	(0.28)	(0.30)		(0.33)		(0.42)		(0.47)
Distributions from capital gains	(0.18)	(0.18)		(0.31)		(0.09)		(0.24)
Total distributions	(0.46)	(0.48)		(0.64)		(0.51)		(0.71)
Net asset value, end of period	$8.38	$8.71		$8.86		$8.93		$9.05
Total return (not reflecting CDSC)	1.44%	3.81%		6.55%		4.37%		8.73%
Ratios/supplemental data
Net assets, end of period (in thousands)	$22,099	$29,154		$33,555		$31,907		$32,788
Ratio of expenses to average net assets	1.94%	1.94%		1.94	%(2)	1.91	%(2)	1.92	%(2)
Ratio of net investment income to average
net assets	3.15%	3.41%		3.69	%(2)	4.67	%(2)	5.16	%(2)
Portfolio turnover rate	115%	95%		173%		67%		72%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	2.09%	2.07	%(3)	1.94	%(2)	1.91	%(2)	1.92	%(2)
Ratio of net investment income to average
net assets	3.01%	3.28	%(3)	3.69	%(2)	4.67	%(2)	5.16	%(2)

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.94%	1.94%		1.94	%(2)	1.91	%(2)	1.92	%(2)
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$8.72	$8.87		$8.93		$9.05		$9.01
Income (loss) from investment operations:
Net investment income(1)	0.35	0.37		0.41		0.50		0.55
Net gain (loss) on securities (both
realized and unrealized)	(0.18)	0.03		0.25		(0.03)		0.28
Total from investment operations	0.17	0.40		0.66		0.47		0.83
Less distributions:
Dividends from net investment income	(0.34)	(0.37)		(0.41)		(0.50)		(0.55)
Distributions from capital gains	(0.18)	(0.18)		(0.31)		(0.09)		(0.24)
Total distributions	(0.52)	(0.55)		(0.72)		(0.59)		(0.79)
Net asset value, end of period	$8.37	$8.72		$8.87		$8.93		$9.05
Total return (not reflecting sales charge)	1.98%	4.62%		7.49%		5.23%		9.51%
Ratios/supplemental data
Net assets, end of period (in thousands)	$1,797	$84,621		$68,175		$110,958		$90,915
Ratio of expenses to average net assets	1.13%	1.15%		1.16	%(2)	1.08	%(2)	1.09	%(2)
Ratio of net investment income to average
net assets	4.02%	4.18%		4.50	%(2)	5.47	%(2)	6.01	%(2)
Portfolio turnover rate	115%	95%		173%		67%		72%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.30%	1.30	%(3)	1.16	%(2)	1.08	%(2)	1.09	%(2)
Ratio of net investment income to average
net assets	3.86%	4.03	%(3)	4.50	%(2)	5.47	%(2)	6.01	%(2)

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.13%	1.15%		1.16	%(2)	1.08	%(2)	1.09	%(2)
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of period	$8.72	$8.87		$8.93		$9.05		$9.00
Income (loss) from investment operations:
Net investment income(1)	0.36	0.39		0.43		0.51		0.57
Net gain (loss) on securities (both
realized and unrealized)	(0.16)	0.03		0.25		(0.03)		0.29
Total from investment operations	0.20	0.42		0.68		0.48		0.86
Less distributions:
Dividends from net investment income	(0.36)	(0.39)		(0.43)		(0.51)		(0.57)
Distributions from capital gains	(0.18)	(0.18)		(0.31)		(0.09)		(0.24)
Total distributions	(0.54)	(0.57)		(0.74)		(0.60)		(0.81)
Net asset value, end of period	$8.38	$8.72		$8.87		$8.93		$9.05
Total return (not reflecting sales charge)	2.34%	4.85%		7.73%		5.41%		9.81%
Ratios/supplemental data
Net assets, end of period (in thousands)	$101,768	$123,344		$189,186		$174,213		$146,159
Ratio of expenses to average net assets	0.94%	0.94%		0.94	%(2)	0.90	%(2)	0.92	%(2)
Ratio of net investment income to average
net assets	4.15%	4.40%		4.68	%(2)	5.66	%(2)	6.19	%(2)
Portfolio turnover rate	115%	95%		173%		67%		72%

Expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.09%	1.06	%(3)	0.94	%(2)	0.90	%(2)	0.92	%(2)
Ratio of net investment income to average
net assets	4.00%	4.28	%(3)	4.68	%(2)	5.66	%(2)	6.19	%(2)

Expense ratios after giving effect to voluntary waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	0.94%	0.94%		0.94	%(2)	0.90	%(2)	0.92	%(2)
_____________________
(1) Per share amounts have been calculated using the daily average shares method.
(2) No reduction in the management fee was required during the period, contractual or otherwise.
(3) Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$38.06	$28.08		$22.93	$26.64	$22.95
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.21)	(0.01)		0.38	(0.08)	(0.09)
Net gain (loss) on securities (both
realized and unrealized)	6.19	10.45		5.15	(1.00)	3.78
Total from investment operations	5.98	10.44		5.53	(1.08)	3.69
Less distributions (note 8):
Dividends from net investment income	—	—		(0.36)	—	—
Distributions from capital gains	(0.38)	(0.47)		(0.02)	(2.64)	—
Total distributions	(0.38)	(0.47)		(0.38)	(2.64)	—
Paid-in capital from redemption
fees (note 7b)	0.03	0.01		—	0.01	—
Net asset value, end of period	$43.69	$38.06		$28.08	$22.93	$26.64
Total return (not reflecting sales charges)	15.80%	37.22%		24.12%	(4.01)%	16.08%
Ratios/supplemental data
Net assets, end of period (in thousands)	$71,306	$36,198		$14,369	$11,904	$10,053
Ratio of expenses to average net assets	1.55%	1.55%		1.53%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets	(0.52)%	(0.02)%		1.47%	(0.31)%	(0.40)%
Portfolio turnover rate	43%	33%		44%	39%	116%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.58%	2.01	%(2)	2.82%	2.87%	7.47%
Ratio of net investment income (loss) to
average net assets	(0.55)%	(0.48	)%(2)	0.18%	(1.68)%	(6.37)%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.55%	1.55%		1.53%	1.50%	1.50%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$32.84	$24.45		$20.04	$23.81	$20.67
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.43)	(0.24)		0.18	(0.24)	(0.23)
Net gain (loss) on securities (both
realized and unrealized)	5.34	9.10		4.47	(0.89)	3.37
Total from investment operations	4.91	8.86		4.65	(1.13)	3.14
Less distributions (note 8):
Dividends from net investment income	—	—		(0.22)	—	—
Distributions from capital gains	(0.38)	(0.47)		(0.02)	(2.64)	—
Total distributions	(0.38)	(0.47)		(0.24)	(2.64)	—
Net asset value, end of period	$37.37	$32.84		$24.45	$20.04	$23.81
Total return (not reflecting CDSC)	14.96%	36.24%		23.22%	(4.74)%	15.19%
Ratios/supplemental data
Net assets, end of period (in thousands)	$19,391	$12,457		$2,111	$1,772	$855
Ratio of expenses to average net assets	2.25%	2.25%		2.25%	2.25%	2.25%
Ratio of net investment income (loss)
to average net assets	(1.22)%	(0.82)%		0.77%	(1.03)%	(1.11)%
Portfolio turnover rate	43%	33%		44%	39%	116%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.28%	2.63	%(2)	3.52%	3.50%	8.27%
Ratio of net investment income (loss) to
average net assets	(1.25)%	(1.19	)%(2)	(0.49)%	(2.27)%	(7.13)%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	2.25%	2.25%		2.25%	2.25%	2.25%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$39.06	$28.72		$23.45	$27.08	$23.24
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.10)	0.06		1.08	0.04	0.06
Net gain (loss) on securities (both
realized and unrealized)	6.27	10.73		4.67	(1.03)	3.78
Total from investment operations	6.17	10.79		5.75	(0.99)	3.84
Less distributions (note 8):
Dividends from net investment income	—	—		(0.46)	—	—
Distributions from capital gains	(0.38)	(0.47)		(0.02)	(2.64)	—
Total distributions	(0.38)	(0.47)		(0.48)	(2.64)	—
Paid-in capital from redemption fees (note 7b).	0.09	0.02		—	—	—
Net asset value, end of period	$44.94	$39.06		$28.72	$23.45	$27.08
Total return	16.03%	37.64%		24.55%	(3.65)%	16.52%
Ratios/supplemental data
Net assets, end of period (in thousands)	$5,170	$290		$119	$21	$24
Ratio of expenses to average net assets	1.41%	1.18%		1.17%	1.13%	1.13%
Ratio of net investment income (loss)
to average net assets	(0.24)%	0.16%		3.95%	0.14%	0.26%
Portfolio turnover rate	43%	33%		44%	39%	116%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.47%	1.91	%(2)	2.55%	2.76%	8.68%
Ratio of net investment income (loss) to
average net assets	(0.30)%	(0.57	)%(2)	2.57%	(1.48)%	(7.29)%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.41%	1.18%		1.17%	1.13%	1.13%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of period	$39.96	$29.38		$23.96	$27.63	$23.74
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.09)	0.08		0.50	(0.02)	0.08
Net gain (loss) on securities (both
realized and unrealized)	6.52	10.96		5.36	(1.03)	3.81
Total from investment operations	6.43	11.04		5.86	(1.05)	3.89
Less distributions (note 8):
Dividends from net investment income	—	—		(0.44)	—	—
Distributions from capital gains	(0.38)	(0.47)		(0.02)	(2.64)	—
Total distributions	(0.38)	(0.47)		(0.46)	(2.64)	—
Paid-in capital from redemption
fees (note 7b)	0.02	0.01		0.02	0.02	—
Net asset value, end of period	$46.03	$39.96		$29.38	$23.96	$27.63
Total return (not reflecting sales charges)	16.15%	37.61%		24.55%	(3.72)%	16.39%
Ratios/supplemental data
Net assets, end of period (in thousands)	$87,120	$41,576		$8,292	$4,799	$3,178
Ratio of expenses to average net assets	1.25%	1.25%		1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	(0.20)%	0.22%		1.84%	(0.06)%	0.31%
Portfolio turnover rate	43%	33%		44%	39%	116%

Expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.28%	1.65	%(2)	2.51%	2.52%	9.48%
Ratio of net investment income (loss) to
average net assets	(0.23)%	(0.17	)%(2)	0.58%	(1.34)%	(7.93)%

Expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.25%	1.25%		1.25%	1.25%	1.25%
_____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

Additional Information (unaudited)

Trustees(1)
and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group for various periods since 2006; Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

Glenn P. O’Flaherty Denver, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

44 | Aquila Funds Trust

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John M. Burlingame Wilmette, IL (1955)	Trustee of Aquila Funds Trust since 2006	President, Hyatt Vacation Ownership 2014-present; Global Head – Residential Development, Hyatt Hotels Corporation 2009-2014, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; Adjunct Professor, Sandra Day O’Connor College of Law; W. P. Carey School of Business; active with Urban Land Institute.	7	None

45 | Aquila Funds Trust

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	3
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

John J. Partridge Providence, RI (1940)	Trustee of Aquila Funds Trust since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary – Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005 and 2009-2013; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, and The Pawtucket Foundation.	9	None
____________________
(1)
The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)	Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal.

(4)	Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)
Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(6)
The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds: Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Aquila Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of the three Aquila money-market funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013; Registered Representative of the Distributor since 1985.

Christine L. Neimeth Portland, OR (1964)	Vice President since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Tax-Free Trust of Oregon since 1998.

47 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Alan R. Stockman Glendale, AZ (1954)	Vice President since 2013
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President since 2013	Vice President, Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2013.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

____________________
(1)	The mailing address of each officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

(3)
The Trust’s Statement of Additional Information includes additional information about the officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	(1.53)%	$1,000.00	$984.70	$5.70
Class C	(1.92)%	$1,000.00	$980.80	$9.69
Class I	(1.80)%	$1,000.00	$982.00	$6.14
Class Y	(1.54)%	$1,000.00	$984.60	$4.70

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as such it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.14%, 1.94%, 1.23% and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.46	$5.80
Class C	5.00%	$1,000.00	$1,015.43	$9.86
Class I	5.00%	$1,000.00	$1,019.00	$6.26
Class Y	5.00%	$1,000.00	$1,020.47	$4.79

(1)
Expenses are equal to the annualized expense ratio of 1.14%, 1.94%, 1.23%and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution "12b-1" and/or service fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on July 1, 2014 and held for the six months ended December 31, 2014.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2014

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	4.14%	$1,000.00	$1,041.40	$ 7.98
Class C	3.74%	$1,000.00	$1,037.40	$11.55
Class I	4.21%	$1,000.00	$1,042.10	$ 7.36
Class Y	4.27%	$1,000.00	$1,042.70	$ 6.44

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as such it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.43% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2014

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.39	$ 7.88
Class C	5.00%	$1,000.00	$1,013.86	$11.42
Class I	5.00%	$1,000.00	$1,018.00	$ 7.27
Class Y	5.00%	$1,000.00	$1,018.90	$ 6.36

(1)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.43%and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Information Available (unaudited)

Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of each Fund’s portfolio holdings, as reported at the end of each calendar quarter, no earlier than the first business day falling 30 days after the quarter’s end for Aquila Three Peaks Opportunity Growth Fund, and generally by the 15th day after the end of each calendar quarter for Aquila Three Peaks High Income Fund. Such information will remain accessible until the next schedule is made publicly available. You may obtain a copy of each Fund’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Funds’ website at www.aquilafunds.com. Each Fund also discloses the five largest holdings by market value as of the close of the last business day each calendar quarter-end by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the earlier of the next such posting or the 5th business day of the month following a calendar quarter-end. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www.aquilafunds.com or call us at 1-800-437-1020.

The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2014 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

For the calendar year ended December 31, 2014, the following percentage of the dividends and distributions paid by the Funds were taxable as:

		Long-Term
	Ordinary Income	Capital Gains
Aquila Three Peaks High Income Fund	84.94%	15.06%
Aquila Three Peaks Opportunity Growth Fund	40.67%	59.33%

Prior to February 15, 2015, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2014 calendar year.

Aquila Three Peaks High Income Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in August, 2014. The independent Trustees met telephonically in August, 2014 and in person in September 2014 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in September, 2014, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2015. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. David Battilega. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

     The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund.

     The Trustees reviewed the Fund’s performance and compared its performance to the performance of:

•
the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (eleven high yield bond funds, as classified by Morningstar, that are similar to the Fund in size, that charge a front-end sales charge, and that have average durations between 5-8 years);

•
the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar High Yield Bond Fund category); and

•	the Fund’s benchmark index, the Barclays Capital U.S. Corporate High-Yield Bond Index.

     The Trustees considered that the Fund’s average annual return was lower than the average annual return of the funds in the Product Category for Performance and the Peer Group, as well as the benchmark index, in each case for the one, three and five year periods ended June 30, 2014. However, the Trustees considered that, as reflected in the Consultant’s Report, the Fund was less volatile (as measured by standard deviation) than the average volatility of the funds in the Product Category for Performance and the Peer Group (for the three and five year periods ended June 30, 2014) and delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2014 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges.

     The Trustees noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

     The Trustees concluded that the performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses.

     The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar High Yield Bond Funds with similar operating expense structures to the Fund).

     The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average but equal to the median contractual advisory fee of the funds in the Peer Group (at the Fund’s current asset level). They also considered that the Fund’s contractual advisory fee was lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at the Fund’s current asset level and lower than the asset-weighted average contractual advisory fee of the funds in the Product Category for Expenses at various higher asset levels (up to $1 billion in assets). They also noted that the Fund’s expenses were in excess of the average actual expenses of the funds in both the Product Category for Expenses and the Peer Group.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other high income funds. The Trustees noted that in some instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability.

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors, Inc. of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation and were continuing to waive a portion of their respective fees during the current fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

Aquila Three Peaks Opportunity Growth Fund:

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in August, 2014. The independent Trustees met telephonically in August, 2014 and in person in September 2014 to review and discuss the contract review materials. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in September, 2014, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2015. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Zach Miller. Since providing portfolio management responsibilities to the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

     The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund.

     The Trustees reviewed the Fund’s performance and compared its performance to the performance of:

•
the funds in the Fund’s peer group (the “Peer Group”), as selected by the independent consultant (six mid-cap growth funds, as classified by Morningstar, that are similar to the Fund in size and that charge a front-end sales charge);

•
the funds in the Fund’s product category for performance (the “Product Category for Performance”) (all funds in the Peer Group and, without duplication, all funds (and all classes) included in the Morningstar Mid-Cap Growth Fund category); and

•	the Fund’s benchmark index, Russell 3000 Index.

     The Trustees considered that the Fund’s average annual return was higher than the average annual return of the funds in the Product Category for Performance and the Peer Group, as well as the benchmark index, in each case for the one, three and five-year periods ended June 30, 2014. They also considered that the Fund generally underperformed the funds in the Product Category for Performance, the Peer Group and the Fund’s benchmark index for the ten-year period ended June 30, 2014, while noting that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. The Trustees considered that the Fund’s ten-year performance data included a period in which the Fund had a different investment objective and strategy.

     In addition, the Trustees considered that the Fund delivered above-average results on a risk-adjusted basis for the three and five-year periods ended June 30, 2014 (as evidenced by its Sharpe ratio) when compared to the funds in the Product Category for Performance.

     The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees further noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund's risk tolerance.

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

     The Trustees concluded that the performance of the Fund was very good in light of market conditions and its investment strategy. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses.

     The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager. The Trustees reviewed the Fund’s advisory fees and expenses and compared them to the advisory fee and expense data for:

•	the funds in the Peer Group (as defined above); and

•	the funds in the product category for expenses (the “Product Category for Expenses”) (Morningstar Mid-Cap Growth Funds with similar operating expense structures to the Fund).

     The Trustees considered that, during the latest fiscal year of the Fund, a portion of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived a portion of the sub-advisory fee payable to it under the Sub-Advisory Agreement. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in the Product Category for Expenses and the Peer Group. The Trustees considered that the Fund’s contractual advisory fee was higher than the average and median contractual advisory fee of the funds the Peer Group and the average contractual advisory fee of the funds in the Product Category for Expenses (in each case, at the Fund’s current asset level), but the Fund’s actual management fee was lower than the average management fee for the funds in the Peer Group and Product Category for Expenses due to the Manager’s and Sub-Adviser’s fee waivers. They also noted that the Fund’s expenses were in excess of the average expenses of the funds in the Peer Group and Product Category for Expenses.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds and that it does not provide advisory services to other equity funds. The Trustees noted that in some instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability.

     The Trustees received materials from each of the Manager and the Sub-Adviser and from the independent consultant related to profitability. The Manager provided information which showed the profitability to the Manager of its services to the Fund, as well as the profitability of Aquila Distributors, Inc. of distribution services provided to the Fund. The independent consultant provided publicly available data regarding the profitability of other asset managers in comparison to the overall profitability of the Manager.

     The Trustees considered the information provided by the Manager regarding the lack of profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees also considered information regarding the profitability of the Manager provided to the Trustees by the independent consultant. . The Trustees concluded that lack of profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had each waived a portion of their respective fees during the latest fiscal year. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Advisory Agreement and Sub-Advisory Agreement contain breakpoints which would be realized as the Fund grows. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

PRIVACY NOTICE (unaudited)

Aquila Funds Trust

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of either or both of the Funds, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Funds.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Funds' transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Funds or to you as a shareholder of either or both of the Funds.

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Founders

Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager

AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser

THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees

     Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor

AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent

BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian

JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2014 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2013	2014
ATPHIF	$20,400	$18,800
ATPOGF	$10,700	$13,300

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2013	2014
ATPHIF	$3,500	$3,500
ATPOGF	$3,500	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President March 11, 2015

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 11, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Vice Chair, Trustee and President March 11, 2015

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 11, 2015

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.